UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010 (July 22, 2010)

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BANCORP RHODE ISLAND, INC.
(Exact name of registrant as specified in its charter)

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Rhode Island
(State or other jurisdiction of incorporation)

333-33182                                      05-0509802
(Commission File Number)            (IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903
(Address of principal executive offices)

(401) 456-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02.                      Results of Operation and Financial Condition

On July 22, 2010, Bancorp Rhode Island, Inc. (the “Company”) issued a press release in which it disclosed unaudited financial information related to 2010 second quarter consolidated earnings.  Following release, the Company discovered that, while the “Commercial loans and leases” and “Total loans and leases receivable” information on the Consolidated Balance Sheet (unaudited) included in the release were accurate, the amounts presented for “Subtotal,” “Total Commercial Loans and Leases” and “Total Loans and Leases” in the June 30, 2010 column of the “Loan and Lease Portfolio” section of the Selected Financial Highlights (unaudited) were not correct and understated such amounts.  The Company reissued the press release, correcting this error.   A copy of the corrected press release, dated July 22, 2010, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                      Exhibit

99.1	Press Release dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

Date: July 22, 2010	By:	/s/ Linda H. Simmons
Linda H. Simmons
Chief Financial Officer